As filed with the Securities and Exchange Commission on November 7, 2002

================================================================================

                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and 0-11

       (1)    Title of each class of securities to which transaction applies:
              __________________________________________________________________

       (2)    Aggregate number of securities to which transaction applies:
              __________________________________________________________________

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
              __________________________________________________________________

       (4)    Proposed maximum aggregate value of transaction:
              __________________________________________________________________

       (5)    Total fee paid:
              __________________________________________________________________

[ ]    Fee paid previously with preliminary materials:__________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)    Amount previously paid:
              ______________________________________________

       (2)    Form, Schedule or Registration Statement No.:
              ______________________________________________

       (3)    Filing Party:
              ______________________________________________

       (4)    Date Filed:
              ______________________________________________

[SELIGMAN LOGO]                                          IMPORTANT PRIORITY MAIL

                                                    PLEASE TAKE A MOMENT OF YOUR
                                                      TIME AND CAST YOUR VOTE.
--------------------------------------------------------------------------------

                                                                November 5, 2002

               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
                    100 Park Avenue, New York, New York 10017

             THE SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED
               TO TUESDAY, NOVEMBER 19, 2002, 10:00 AM LOCAL TIME

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders scheduled for Friday, November 1, 2002 has been adjourned to TUESDAY, NOVEMBER 19, 2002 in order to give you additional time to vote your shares. Our records indicate that we have not yet received a vote from you. WE URGE YOU TO ACT PROMPTLY IN ORDER TO ALLOW US TO OBTAIN A SUFFICIENT NUMBER OF VOTES AND AVOID THE COST OF ADDITIONAL SOLICITATIONS AND THE POSSIBILITY OF ANOTHER MEETING ADJOURNMENT.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. In order for your vote to be represented, we must receive your instructions by 10:00 a.m. local time on Tuesday, November 19, 2002. We have retained a professional proxy solicitation firm, Georgeson Shareholder Communications, Inc. to assist you with the voting process. If you have any questions regarding the meeting agenda or the voting process, please call Georgeson at 1-866-540-0938 or consult the proxy statement that was previously mailed to you.

For your convenience, please utilize one of the easy methods below to register your vote:

      -> BY MAIL:

      Simply return your executed proxy in the enclosed postage paid envelope. Due to the short time frame, please register your vote in time for the Meeting.

      -> BY PHONE:

      Please call Georgeson Shareholder toll-free at 1-866-540-0938. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

      -> BY TOUCH-TONE:

      Dial the toll-free number found on your proxy card and follow the simple directions.

      -> BY INTERNET:

      Visit www.proxyvote.com. Enter the 12-digit control number located on your proxy card.

As the date of the adjourned Meeting moves closer and we still have not received your proxy, you may receive a call from Georgeson reminding you to exercise your voting rights.

Thank you for your help.


                                                                            NOBO

[SELIGMAN LOGO]                                          IMPORTANT PRIORITY MAIL

                                                    PLEASE TAKE A MOMENT OF YOUR
                                                      TIME AND CAST YOUR VOTE.
--------------------------------------------------------------------------------

                                                                November 5, 2002

               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
                    100 Park Avenue, New York, New York 10017

             THE SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED
               TO TUESDAY, NOVEMBER 19, 2002, 10:00 AM LOCAL TIME

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders scheduled for Friday, November 1, 2002 has been adjourned to TUESDAY, NOVEMBER 19, 2002 in order to give you additional time to vote your shares. Our records indicate that we have not yet received a vote from you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitations and the possibility of another meeting adjournment.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. In order for your vote to be represented, we must receive your instructions by 10:00 a.m. local time on Tuesday, November 19, 2002. We have retained a professional proxy solicitation firm, Georgeson Shareholder Communications, Inc. to assist you with the voting process. If you have any questions regarding the meeting agenda or the voting process, please call Georgeson at 1-866-540-0938 or consult the proxy statement that was previously mailed to you.

For your convenience, please utilize one of the easy methods below to register your vote:

      -> BY MAIL:

      Simply return your executed proxy in the enclosed postage paid envelope. Due to the short time frame, please register your vote in time for the Meeting.

      -> BY TOUCH-TONE:

      Dial the toll-free number found on your proxy card and follow the simple directions.

      -> BY INTERNET:

      Visit www.proxyvote.com. Enter the 12-digit control number located on your proxy card.

Thank you for your help.


                                                                             OBO

[SELIGMAN LOGO]                                          IMPORTANT PRIORITY MAIL

                                                    PLEASE TAKE A MOMENT OF YOUR
                                                      TIME AND CAST YOUR VOTE.
--------------------------------------------------------------------------------

                                                                November 5, 2002

               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
                    100 Park Avenue, New York, New York 10017

             THE SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED
               TO TUESDAY, NOVEMBER 19, 2002, 10:00 AM LOCAL TIME

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders scheduled for Friday, November 1, 2002 has been adjourned to TUESDAY, NOVEMBER 19, 2002 in order to give you additional time to vote your shares. Our records indicate that we have not yet received a vote from you. WE URGE YOU TO ACT PROMPTLY IN ORDER TO ALLOW US TO OBTAIN A SUFFICIENT NUMBER OF VOTES AND AVOID THE COST OF ADDITIONAL SOLICITATIONS AND THE POSSIBILITY OF ANOTHER MEETING ADJOURNMENT.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. In order for your vote to be represented, we must receive your instructions by 10:00 a.m. local time on Tuesday, November 19, 2002. We have retained a professional proxy solicitation firm, Georgeson Shareholder Communications, Inc. to assist you with the voting process. If you have any questions regarding the meeting agenda or the voting process, please call Georgeson at 1-866-540-0938 or consult the proxy statement that was previously mailed to you.

For your convenience, please utilize one of the easy methods below to register your vote:

      -> BY MAIL:

      Simply return your executed proxy in the enclosed postage paid envelope. Due to the short time frame, please register your vote in time for the Meeting.

      -> BY PHONE:

      Please call Georgeson Shareholder toll-free at 1-866-540-0938. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

      -> BY TOUCH-TONE:

      Dial the toll-free number found on your proxy card and follow the simple directions.

      -> BY INTERNET:

      Visit www.proxyweb.com. Enter the 12-digit control number located on your proxy card.

As the date of the adjourned Meeting moves closer and we still have not received your proxy, you may receive a call from Georgeson reminding you to exercise your voting rights.

Thank you for your help.
                                                                             REG